UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐

☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

ARIAD Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

HARVEY J. BERGER, M.D.

CHAIRMAN AND

CHIEF EXECUTIVE OFFICER

November   , 2009

Dear Fellow Investor,

You are cordially invited to attend a Special Meeting of Stockholders of ARIAD Pharmaceuticals, Inc. to be held at 10:00 a.m., Eastern Time, on January 20, 2010 at our corporate offices, 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234. The attached notice of special meeting and proxy statement describe the business we will conduct at the Special Meeting and provide information about ARIAD Pharmaceuticals, Inc. that you should consider when you vote your shares.

At the Special Meeting, you will be asked to consider and vote upon a proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 145,000,000 to 240,000,000 shares. We would like to increase our authorized shares of common stock to ensure that we have sufficient authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future.

We hope that you will be able to join us at the Special Meeting. Your vote is important. Whether or not you expect to attend, please be sure to vote your shares using any of the following methods: vote by telephone or the Internet as described in the instructions included on the proxy card; vote by signing, dating, and returning the proxy card in the envelope provided; or vote by attending the meeting in person.

To register for the meeting, please contact our investor relations office at 617-494-0400, extension 2208, or send an e-mail to investor@ariad.com. Directions to our offices can be found on our website at www.ariad.com.

Sincerely,

Harvey J. Berger, M.D.

ARIAD PHARMACEUTICALS, INC.

26 LANDSDOWNE STREET	•	CAMBRIDGE, MASSACHUSETTS 02139-4234	•	TELEPHONE 617 494 0400	•	FACSIMILE 617 494 1828

ARIAD PHARMACEUTICALS, INC.

26 Landsdowne Street
Cambridge, Massachusetts 02139-4234

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 20, 2010

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of ARIAD Pharmaceuticals, Inc. will be held on January 20, 2010 at 10:00 a.m., Eastern Time, at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, for the following purposes:

1.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 145,000,000 to 240,000,000, an increase of 95,000,000 shares.

2.	To consider any other business that is properly presented at the Special Meeting and any adjournments thereof.

Only those holders of our common stock of record as of the close of business on December 4, 2009 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. A total of 108,957,565 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

For the ten-day period immediately prior to the Special Meeting, the list of stockholders entitled to vote will be available for inspection at our offices, for such purposes as are set forth in the General Corporation Law of the State of Delaware.

By Order of the Board of Directors,

Raymond T. Keane, Esq.
Secretary

November   , 2009

Your vote is important. You may vote your shares in person at the Special Meeting. If you do not expect to attend the Special Meeting or if you do plan to attend but wish to vote by proxy, you may vote by: (1) dating, signing and promptly mailing the enclosed proxy card in the return envelope provided, (2) calling the toll-free number listed on the proxy card, or (3) using the Internet as indicated on the proxy card.

-i-

PRELIMINARY COPY FILED PURSUANT TO RULE 14a-6

ARIAD PHARMACEUTICALS, INC.

26 Landsdowne Street
Cambridge, Massachusetts 02139-4234

PROXY STATEMENT

INFORMATION ABOUT THE MEETING AND VOTING

Materials Mailed to Stockholders

This proxy statement and the accompanying Notice of Special Meeting and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of ARIAD Pharmaceuticals, Inc. to be used at a Special Meeting of Stockholders (the “Special Meeting”) to be held on January 20, 2010 at 10:00 a.m., Eastern Time, at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, and at any adjournments or postponements thereof for the purposes set forth in the Notice of Special Meeting. This proxy statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the special meeting. These proxy materials are being mailed to all stockholders entitled to notice of and to vote at the Special Meeting on or about December   , 2009.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on January 20, 2010. The proxy statement is available at www.proxyvote.com.

How to Vote

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee has discretionary authority to vote your shares on Proposal 1. However, we encourage you to provide voting instructions, as this ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter, this is referred to as a “broker non-vote”.

Proxies

Holders of our common stock who are entitled to vote are urged to sign the enclosed proxy card and return it promptly in the return envelope provided or to vote by telephone or the Internet by following the instructions on the enclosed proxy card. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the meeting, will be voted at the meeting. Proxies will be voted in accordance with each such holder’s directions. If no directions are given, proxies will be voted “FOR” approval of the amendment to our Certificate of Incorporation and as to any other business that may come before the Special Meeting, in accordance with the judgment of the person or persons named in the proxy. The Board of Directors knows of no other business to be presented at the Special Meeting. The proxy may be revoked at any time prior to the voting thereof by providing written notice of revocation to us at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, Attention: Raymond T. Keane, Esq., Secretary. The proxy may also be revoked by submitting to us prior to the Special Meeting a more recently dated proxy; if your shares are held in street name, by re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted); or by attending the Special Meeting and voting in person.

Solicitation of Proxies

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing to stockholders this proxy statement and accompanying materials, will be borne by us. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by our officers, directors and employees, who will receive no additional compensation for such activities. We have engaged The Altman Group to act as our proxy solicitor in connection with this Special Meeting and will pay them a fee of $1,500 and reimburse their expenses in connection with such services. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in connection with these activities.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on December 4, 2009 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. On that date, there were 108,957,565 shares of common stock outstanding. Each share of common stock is entitled to one vote. Accordingly, a total of 108,957,565 votes are entitled to be cast on each matter submitted to a vote at the Special Meeting.

Establishing a Quorum

One-third of the shares of outstanding common stock entitled to vote, whether present in person or represented by proxy at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Votes Required, Broker Non-Votes and Abstentions

Proposal 1: The affirmative vote of a majority of the shares of our outstanding common stock is required to approve the amendment to our Certificate of Incorporation. Accordingly, broker non-votes and abstentions will have the same effect as a vote against this proposal.

Attending the Special Meeting

The Special Meeting will be held on January 20, 2010 beginning at 10:00 a.m., Eastern Time, at our corporate offices in Cambridge, Massachusetts. When you arrive, signs will direct you to the appropriate meeting room. You need not attend the Special Meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 20, 2009, certain information with respect to (i) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) each executive officer named in the Summary Compensation Table under “Executive Compensation” in our proxy statement for our 2009 Annual Meeting filed with the SEC on April 30, 2009 (referred to below as our named executive officers), and (iv) all of our current directors and executive officers as a group. In accordance with the rules promulgated by the SEC, such ownership includes shares currently owned, as well as shares that the named person has the right to acquire within 60 days of November 20, 2009, including, but not limited to, shares that the named person has the right to acquire through the exercise of any option. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the common stock shown as beneficially owned. Percentage ownership is based on 108,957,565 shares of common stock outstanding as of November 20, 2009.

	Number and Nature of
	Shares Beneficially
Name and Address	Owned**		Percent of Class

Harvey J. Berger, M.D.	4,099,004	(1)	3.7%
Timothy P. Clackson, Ph.D.	476,931	(2)	*
Pierre F. Dodion, M.D.	65,884	(3)	*
Edward M. Fitzgerald	305,985	(4)	*
John D. Iuliucci, Ph.D.	495,742	(5)	*
Jay R. LaMarche	679,266	(6)	*
Athanase Lavidas, Ph.D.	108,333	(7)	*
Massimo Radaelli, Ph.D.	28,334	(8)	*
A. Collier Smyth, M.D.	15,000		*
Wayne Wilson	28,334	(9)	*
Laurie A. Allen, Esq.	3,176	(10)	*
All current directors and executive officers as a group (14 persons)	6,878,021	(11)	6.0%

*	Indicates less than one percent of the outstanding shares of common stock.

**	Attached to each share of common stock is a preferred share purchase right to acquire a number of shares of common stock having a market value at that time of twice the right’s exercise price, which rights are not presently exercisable.

(1)	Includes 540,528 shares issuable upon exercise of stock options. Includes 46,319 shares of common stock held by the 2004 Edith Berger Revocable Trust, of which Harvey J. Berger, M.D. is trustee and has the right to vote and dispose of the shares; 1,714,286 shares owned by Ocean Capital Partners, LLC, an investment entity owned by Dr. Berger and his immediate family and for which Dr. Berger has the right to vote and dispose of the shares; and 51,588 shares owned by Dr. Berger’s spouse and daughters. Dr. Berger disclaims beneficial ownership of the shares held by the 2004 Edith Berger Revocable Trust.

(2)	Includes 383,000 shares issuable upon exercise of stock options.

(3)	Includes 50,000 shares issuable upon exercise of stock options.

(4)	Includes 293,000 shares issuable upon exercise of stock options.

(5)	Includes 363,000 shares issuable upon exercise of stock options.

(6)	Includes 91,667 shares issuable upon exercise of stock options and 6,696 shares held by Mr. LaMarche’s spouse.

(7)	Includes 38,333 shares issuable upon exercise of stock options.

(8)	Includes 8,334 shares issuable upon exercise of stock options.

(9)	Includes 8,334 shares issuable upon exercise of stock options.

(10)	This amount is based solely on information we had regarding Ms. Allen’s holdings as of October 15, 2008, the date of her departure from the Company.

(11)	See notes 1 through 9 above. Also includes 410,500 shares issuable upon the exercise of stock options held by executive officers not listed in the table above.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1

To Approve an Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Our Common Stock from 145,000,000 to 240,000,000.

Background

Our Board of Directors has determined that it is advisable and in the best interests of our stockholders to increase our authorized common stock from 145,000,000 to 240,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase. The proposed amendment amends and restates the first paragraph of Section 4 of the Certificate of Incorporation, as amended to date, by striking out the first paragraph of Section 4 in its entirety and by substituting in lieu thereof the following:

“4.	Number of Shares. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 250,000,000 shares, consisting of 240,000,000 shares of common stock, $.001 par value per share (the “Common Stock”) and 10,000,000 shares of preferred stock, $.01 par value per share (the “Preferred Stock”).”

Our stockholders last approved the number of shares of common stock authorized for issuance under our Certificate of Incorporation in June 2004. Our Certificate of Incorporation currently authorizes the issuance of up to 145,000,000 shares of our common stock. As of November 20, 2009, 108,957,565 shares of common stock were issued and outstanding, 17,335,858 shares of common stock were reserved for issuance under our equity incentive and employee stock purchase plans and 10,784,024 shares of common stock were reserved for issuance upon the exercise of outstanding warrants to purchase our common stock. Accordingly, as of such date, 136,666,947 of our 145,000,000 authorized common shares, or approximately 94%, have been issued or reserved for issuance and thus relatively few shares are available to us for use in connection with our future corporate needs.

Reasons for the Proposed Amendment

The Board of Directors believes it is in our best interest and the best interests of our stockholders to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. The Board of Directors believes that the availability of additional authorized shares of common stock is desirable in order to permit, for example, the issuance or reservation from time to time of shares of common stock in connection with possible acquisitions of other companies or assets, collaborations or licensing arrangements, financings, equity incentive and employee stock purchase plans, investment opportunities, stock splits or dividends or for other corporate purposes. For example, in recent years, we have sought shareholder approval of additional authorized shares under our equity incentive and our employee stock purchase plans, and we have also issued shares of common stock in registered equity offerings. We currently have no present intention, plan, arrangement or agreement, written or oral, to issue or reserve additional shares of our common stock for any purpose. However, the Board of Directors believes that the currently available number of unissued shares does not provide sufficient flexibility for corporate action in the future. The availability of additional authorized shares of common stock is particularly important in the event that we need to undertake any of the foregoing actions on an efficient and expedited basis.

Authority of the Board of Directors to Issue Additional Shares of Common Stock

If the proposed amendment is adopted and the authorized number of shares of common stock is increased, then the additional authorized shares of common stock may be issued from time to time by action of the Board of Directors, without further stockholder approval, except as required by law, regulatory authorities or rules of The NASDAQ Stock Market or any other stock exchange on which our shares may then be listed, for such consideration as the Board of Directors determines to be adequate, or without consideration as a stock dividend or stock split. The additional shares of common stock to be authorized by adoption of the amendment to the Certificate of Incorporation would have rights identical to our currently outstanding shares of common stock.

Principal Effects on Outstanding Common Stock

The proposed increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, to the extent that additional authorized shares are issued in the future, the issuances would have the normal consequences associated with increasing the number of our shares outstanding, including diluting existing stockholder net tangible book value and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Votes Required – Procedure for Amendment

The affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote at the Special Meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized common stock. If the proposal is approved, we intend to file a certificate of amendment to our Certificate of Incorporation, as amended, shortly after the Special Meeting. However, the Board of Directors may abandon the amendment without any further action by the stockholders at any time prior to the filing of the certificate of amendment. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of filing by the Secretary of State of Delaware.

The Board of Directors recommends that you vote “FOR” approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 145,000,000 to 240,000,000, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS
FOR DIRECTOR FOR 2010 ANNUAL MEETING

Stockholders wishing to nominate a person or persons for election to the Board of Directors or to properly bring other business before the 2010 Annual Meeting of Stockholders that are not to be included in the Company’s proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders must submit such nominations and proposals for receipt by the Company no earlier than January 20, 2010 and no later than the close of business on February 19, 2010. In addition, if stockholders have a proposal or Director nomination that they would like the Company to include in its proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders, such nominations and proposals must be received by the Company no later than January 8, 2010. Stockholders should also review the Company’s Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and Director nominations. Stockholder proposals must be received marked for the attention of: Raymond T. Keane, Esq., Secretary, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234.

OTHER MATTERS

Electronic Delivery of Stockholder Communications

This proxy statement is available at www.proxyvote.com. We also offer our stockholders the opportunity to receive stockholder communications electronically. By signing up for electronic delivery of documents such as the annual report and the proxy statement, you can receive stockholder communications as soon as they are available without waiting for them to arrive in the mail, and submit your stockholder votes on line. You can also reduce the number of bulky documents in your personal files, eliminate duplicate mailings and help reduce our printing and mailing costs. If you have any questions about electronic delivery, please call our investor relations office at (617) 494-0400, extension 2208.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and ARIAD. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling its toll free number, (877) 282-1168.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another ARIAD shareholder and together both of you would like to receive only a single set of our annual disclosure statements, follow these instructions:

If your ARIAD shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A. and inform them of your request by calling them at (877) 282-1168 or writing them at P.O. Box 43078, Providence, RI 02940-3078.

If a broker or other nominee holds your ARIAD shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Other Business

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the Special Meeting other than that referred to herein. If any other business should come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not thereafter revoked in accordance with their best judgment.

By Order of the Board of Directors,

Raymond T. Keane, Esq.
Secretary

November   , 2009

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and ARIAD PHARMACEUTICALS, INC. follow the instructions to obtain your records and to create an electronic voting 26 LANDSDOWNE STREET instruction form. CAMBRIDGE, MA 02139 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M18430 — S53199 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ARIAD PHARMACEUTICALS, INC. Vote on Proposals For Against The Board of Directors of ARIAD Pharmaceuticals, Inc. recommends you vote FOR the following proposal: 1. Proposal 1. Approval of an Amendment to the ARIAD Pharmaceuticals, Inc. Certificate of Incorporation. 0 0 0 Approval of an Amendment to the Certificate of Incorporation to increase the number of authorized our common shares of stock from 145,000,000 to 240,000,000 to ensure we have sufficient authorized but unissued shares of common stock available to provide flexibility for corporate action in the future. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address changes and/or comments, please check 0 this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. M18431 — S53199 ARIAD PHARMACEUTICALS, INC. 26 Landsdowne Street Cambridge, Massachusetts 02139 SPECIAL MEETING OF STOCKHOLDERS — JANUARY 20, 2010 The undersigned, revoking all prior proxies, hereby appoints Harvey J. Berger, M.D. and Raymond T. Keane, Esq., or either of them, as Proxies, with full power of substitution of each, to vote for and on behalf of the undersigned at the Special Meeting of Stockholders of ARIAD Pharmaceuticals, Inc. to be held at the Company’s offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139 on Wednesday, January 20, 2010 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting of Stockholders, receipt of which is hereby acknowledged, and to vote on the matters set forth on the reverse side hereof, as specified by the undersigned. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted “FOR” proposal 1. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side